PGIM ETF Trust

PGIM Jennison Focused Growth ETF

(the "Fund")

Supplement dated March 30, 2023

to the Fund's Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

You should read this Supplement in conjunction with the Fund's Summary Prospectus, Prospectus and Statement of

Additional Information and retain it for future reference.

Effective immediately, Ms. Rebecca Irwin is removed from the Fund's portfolio management team and Mr. Blair A. Boyer is added to the Fund's portfolio management team.

To reflect this change, the Fund's Summary Prospectus, Prospectus and Statement of Additional Information (SAI) are hereby revised as follows effective immediately:

1.All references to Ms. Irwin are hereby removed from the Fund's Summary Prospectus, Prospectus and SAI.

2.The tables in the section of the Fund's Summary Prospectus and Prospectus entitled "Management of the Fund" are hereby revised by adding the information set forth below with respect to Mr. Boyer:

Investment	Subadvisers	Portfolio	Title	Service Date
Managers		Managers

PGIM Investments	Jennison	Blair A. Boyer	Managing Director	March 2023
LLC	Associates LLC

3.The section of the Fund's Prospectus entitled "How the Fund is Managed – Portfolio Managers", is hereby revised by adding the following professional biography for Mr. Boyer:

Blair A. Boyer is a Managing Director, Co-Head of Large Cap Growth Equity and a large cap growth equity portfolio manager. He joined Jennison in March 1993 as an international equity analyst and joined the large cap growth team as a portfolio manager in 2003. Prior to joining Jennison, he managed international equity portfolios at Arnhold and S. Bleichroeder for five years. Prior to that, he was a research analyst and then a senior portfolio manager at Verus Capital. Mr. Boyer earned a BA in economics from Bucknell University and an MBA from The New York University Stern School of Business.

4.The table in the section of the Fund's SAI entitled "Management & Advisory Arrangements - The Fund's Portfolio Managers: Information About Other Accounts Managed" is hereby revised by adding the following information pertaining to Mr. Boyer:

Fund	Subadviser	Portfolio	Registered	Other Pooled	Other Accounts/
		Managers	Investment	Investment Vehicles/	Total Assets
			Companies/Total	Total Assets	(Thousands)
			Assets (Thousands)	(Thousands)
Focused	Jennison	Blair A.	17/$50,982,849	8/$9,561,855	28/$7,172,357
	Associates	Boyer*	1/ $9,668,986
Growth
LLC
ETF

*Information is as of February 28, 2023.

5.The table in the section of the Fund's SAI entitled "Management & Advisory Arrangements - The Fund's Portfolio Managers: Personal Investments and Financial Interests" is hereby revised by adding the following information pertaining to Mr. Boyer:

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Personal Investments and Financial Interests of the Portfolio Managers

Fund	Subadviser	Portfolio Managers	Investments and Other Financial
Interests
in the Fund and Similar Strategies*
Focused Growth ETF	Jennison Associates	Blair A. Boyer**	None
LLC

*"Investments and Other Financial Interests in the Fund and Similar Strategies" include the Fund and all other investment accounts which are managed by the same portfolio manager that utilize investment strategies, investment objectives and policies that are similar to those of the Fund. "Other Investment Accounts" in similar strategies include other registered investment companies, insurance company separate accounts, and collective and commingled trusts. "Investments" include holdings in the Fund and in investment accounts in similar strategies, including shares or units that may be held through a 401(k) or other retirement plan. "Other Financial Interests" include an investment professional's notional investments in the Fund through a deferred compensation plan for Jennison employees, where such notional investments track the performance of the Fund and are subject to increase or decrease based on the annual performance of the Fund.

The dollar range for Blair A. Boyer's investment in the Fund as of February 28, 2023. is as follows: None. ** Information is as of February 28, 2023.

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